Exhibit 99.1

Shore Bancshares, Inc.

18 E. Dover Street

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports 2011 Results

Easton, Maryland (1/25/2012) - Shore Bancshares, Inc. (NASDAQ - SHBI) today reported net income of $325 thousand, or $0.04 per diluted common share, for the fourth quarter of 2011, compared to net income of $94 thousand, or $0.01 per diluted common share, for the third quarter of 2011 and net income of $850 thousand, or $0.10 per diluted common share, for the fourth quarter of 2010. The Company reported a net loss of $897 thousand, or $(0.11) per diluted common share, for 2011, compared to a net loss of $1.7 million, or $(0.20) per diluted common share, for 2010.

When comparing the fourth quarter of 2011 to the third quarter of 2011, the increase in net income was primarily due to lower impairment charges of $1.3 million. During the third quarter of 2011, the Company recorded goodwill impairment charges of $1.2 million and other intangible assets impairment charges of $120 thousand. The decrease in impairment charges was mainly offset by a higher provision for credit losses ($385 thousand) and lower net interest income ($286 thousand) and investment securities gains ($226 thousand). When comparing the fourth quarter of 2011 to the fourth quarter of 2010, the main reason for the lower net income was a decline in net interest income of $1.0 million, which was partially offset by a decrease in the provision for credit losses of $357 thousand.

When comparing fiscal year 2011 to fiscal year 2010, the principal factors resulting in the lower net loss were a $1.7 million decrease in impairment charges and a $1.6 million decrease in the provision for credit losses, which were partially offset by a decline in net interest income of $2.9 million.

“Net income was modest for the final quarter of 2011, but we did produce an improvement over the linked third quarter of last year,” said W. Moorhead Vermilye, chief executive officer. “We were disappointed to show a loss for the full year of 2011, but encouraged that the loss narrowed to about half the amount we reported for the full year of 2010.”

“Our ratio of nonperforming assets to total assets was 7.66% at December 31, 2011, compared to 8.02% at September 30, 2011. Nonperforming assets decreased $4.2 million from where they stood at the end of the third quarter as two large credits totaling $8.2 million were brought current during the final three months of the year, and our ratio of the allowance for credit losses to period-end loans increased to 1.70% at December 31, 2011, up from 1.57% at September 30, 2011 and 1.59% at December 31, 2010.”

“All of these statistics are evidence of a very tough ongoing credit environment, but they do reflect that we are making gradual progress. Although we remain very cautious, evidence suggests to us that area real estate prices might have bottomed out, which, if true, should lead to better progress in resolving and disposing our problem assets. In the meantime, we believe our provision for credit losses and the resulting allowance as of year end are adequate to provide for probable losses in our loan portfolio.”

“As we have noted previously, it took a year or two more than in other regions for the Delmarva Peninsula micro-economy to fully experience the impact of this long-running national economic downturn, and we believe that the recovery in our market areas and our return to consistent profitability will likewise lag behind much of the regional community banking industry. As we work diligently to improve credit quality and our overall performance, it is important to note that our capital levels remain strong. For 2011, the Company’s ratio of average tangible equity to average tangible assets was 9.23% which compared very favorably to area peers,” said Vermilye.

The Company’s return on average assets for the fourth quarter of 2011 was 0.11%, compared to 0.03% and 0.30% for the quarters ended September 30, 2011 and December 31, 2010, respectively. The return on average equity was 1.07% for the fourth quarter of 2011, compared to 0.31% for the third quarter of 2011 and 2.73% for the fourth quarter of 2010. The return on average tangible equity was 1.53% for the fourth quarter of 2011, compared to 4.21% for the third quarter of 2011 and 3.49% for the fourth quarter of 2010. The return on average tangible equity for the third quarter of 2011 was positively impacted by the impairment charges of $1.3 million. See the financial tables that follow for additional information.

The Company’s return on average assets for 2011 was (0.08)%, compared to (0.15)% for 2010. The return on average equity was (0.74)% and (1.33)% for 2011 and 2010, respectively, while the return on average tangible equity was 0.32% and 1.05% for 2011and 2010, respectively.

Total assets were $1.158 billion at December 31, 2011, a 2.5% increase when compared to the $1.130 billion at the end of 2010. Total loans decreased 6.1% to $841.1 million while total earning assets increased 2.1% to $1.082 billion when compared to December 31, 2010. Total deposits increased 3.1% to $1.010 billion while total stockholders’ equity decreased 1.0% from the end of 2010. The ratio of average equity to average assets was 10.66% and 11.05% for 2011 and 2010, respectively, while the ratio of average tangible equity to average tangible assets was 9.23% and 9.43% for 2011 and 2010, respectively. Capital levels remain well above regulatory minimums to be considered well-capitalized.

Review of Quarterly Financial Results

Net interest income for the fourth quarter of 2011 was $9.8 million, a 2.8% decrease from the third quarter of 2011 and a 9.5% decrease from the same period last year. The decrease in net interest income when compared to the third quarter of 2011 and the fourth quarter of 2010 was primarily due to lower yields earned on average earning assets and a decline in higher-yielding average loan balances. The Company’s net interest margin was 3.60% for the fourth quarter of 2011, 3.77% for the third quarter of 2011 and 4.09% for the fourth quarter of 2010.

The provision for credit losses was $4.0 million for the three months ended December 31, 2011. The comparable amounts were $3.7 million and $4.4 million for the three months ended September 30, 2011 and December 31, 2010, respectively. The ratio of the allowance for credit losses to period-end loans was 1.70% at December 31, 2011, increasing from 1.57% at September 30, 2011 and 1.59% at December 31, 2010. Management believes that the provision for credit losses and the resulting allowance were adequate at December 31, 2011 to provide for probable losses in our loan portfolio.

The level of provision for credit losses was primarily in response to loan charge-offs, nonperforming loans and a weak economy. Net charge-offs were $3.3 million for the fourth quarter of 2011, lower than the $6.5 million for the third quarter of 2011 and even with the amount for the fourth quarter of 2010. The ratio of quarter-to-date annualized net charge-offs to average loans was 1.53% for the fourth quarter of 2011, 2.95% for the third quarter of 2011 and 1.46% for the fourth quarter of 2010. Nonperforming assets decreased $4.2 million when compared to the end of September 2011 but increased $19.1 million when compared to the end of December 2010. The decrease from the end of the prior quarter was primarily in loans 90 days past due and still accruing. This decrease was mainly due to two large credits totaling $8.2 million which were brought current during the fourth quarter of 2011. The ratio of nonperforming assets to total assets was 7.66% at December 31, 2011, compared to 8.02% at September 30, 2011 and 6.16% at December 31, 2010.

Total noninterest income for the fourth quarter of 2011 decreased $504 thousand, or 11.1%, when compared to the third quarter of 2011. The decrease was primarily due to a $251 thousand decline in insurance agency commissions and a $226 thousand decline in gains on sales of investment securities. Noninterest income for the fourth quarter of 2011 increased $71 thousand, or 1.8%, when compared to the fourth quarter of 2010. The increase was primarily due to gains on sales of investment securities of $128 thousand and an increase in other noninterest income of $75 thousand, partially offset by a $99 thousand decline in service charges on deposit accounts. Included in other noninterest income for the fourth quarter of 2011 was a $56 thousand gain relating to proceeds from a life insurance policy on a former CNB director. The lower service charges on deposit accounts were due to a decrease in customer use of overdraft protection programs.

Total noninterest expense for the fourth quarter of 2011 decreased $1.3 million, or 11.9%, when compared to the third quarter of 2011 mainly due to the $1.3 million goodwill and other intangible assets impairment charges recorded in the third quarter of 2011. When compared to the fourth quarter of 2010, total noninterest expense for the fourth quarter of 2011 increased $323 thousand, or 3.6%, primarily due to higher expenses related to other real estate owned activities included in other noninterest expenses.

Review of 2011 Financial Results

Net interest income for 2011 was $39.8 million, a decrease of 6.7% when compared to 2010. As with the quarterly results, the decrease was primarily due to lower yields earned on average earning assets and a decline in higher-yielding average loan balances. The net interest margin was 3.74% for 2011 and 4.02% for 2010.

The provisions for credit losses for 2011 and 2010 were $19.5 million and $21.1 million, respectively. Net charge-offs were $19.4 million and $17.8 million for 2011 and 2010, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 2.22% for 2011 and 1.96% for 2010.

Total noninterest income for 2011 declined $723 thousand when compared to the same period in 2010. The decrease in noninterest income was mainly due to declines in insurance agency commissions, service charges on deposit accounts and other noninterest income. Other noninterest income for 2010 included a $224 thousand gain relating to the surrender of directors’ life insurance policies. These decreases in noninterest income were partially offset by $563 thousand in gains on sales of investment securities

Total noninterest expense for 2011 decreased $2.6 million when compared to the same period in 2010. The primary reason for the decrease was lower expenses related to impairment charges, salaries, FDIC insurance premiums and insurance agency commissions. These expenses were somewhat offset by higher expenses related to other real estate owned activities and higher data processing charges relating to the merger of The Felton Bank into CNB during the first quarter of 2011.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; and a registered investment adviser firm, Wye Financial Services, LLC. Shore Bancshares, Inc. engages in the mortgage broker business under the name “Wye Mortgage Group” through a minority series investment in an unrelated Delaware limited liability company. Additional information is available at www.shbi.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, Chief Executive Officer, 410-763-7800

Shore Bancshares, Inc.	Page 4 of 11
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
	2011	2010	Change		2011	2010	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$9,837	$10,866	(9.5)%		$39,764	$42,639	(6.7)%
Provision for credit losses	4,035	4,392	(8.1)		19,470	21,119	(7.8)
Noninterest income	4,019	3,948	1.8		17,318	18,041	(4.0)
Noninterest expense	9,405	9,082	3.6		39,167	41,720	(6.1)
Income (loss) before income taxes	416	1,340	(69.0)		(1,555)	(2,159)	28.0
Income tax expense (benefit)	91	490	(81.4)		(658)	(492)	(33.7)
Net income (loss)	$325	$850	(61.8)		$(897)	$(1,667)	46.2

Return on average assets	0.11%	0.30%	(19	)bp	(0.08)%	(0.15)%	7	bp
Return on average equity	1.07	2.73	(166)		(0.74)	(1.33)	59
Return on average tangible equity (1)	1.53	3.49	(196)		0.32	1.05	(73)
Net interest margin	3.60	4.09	(49)		3.74	4.02	(28)
Efficiency ratio - GAAP	67.62	61.03	659		68.35	68.46	(11)
Efficiency ratio - Non-GAAP (1)	67.61	60.17	744		65.83	62.83	300

PER SHARE DATA
Basic net income (loss) per common share	$0.04	$0.10	(60.0)%		$(0.11)	$(0.20)	45.0%
Diluted net income (loss) per common share	0.04	0.10	(60.0)		(0.11)	(0.20)	45.0
Dividends paid per common share	0.01	0.06	(83.3)		0.09	0.24	(62.5)
Book value per common share at period end	14.34	14.51	(1.2)
Tangible book value per common share at period end (1)	12.37	12.32	0.4
Market value at period end	5.15	10.54	(51.1)
Market range:
High	6.13	10.73	(42.9)		11.11	14.80	(24.9)
Low	4.20	9.25	(54.6)		3.95	9.20	(57.1)

PERIOD-END BALANCE SHEET DATA
Loans	$841,050	$895,404	(6.1)%
Securities	136,260	105,782	28.8
Assets	1,158,193	1,130,311	2.5
Deposits	1,009,919	979,516	3.1
Stockholders' equity	121,249	122,513	(1.0)

AVERAGE BALANCE SHEET DATA
Loans	$854,302	$903,075	(5.4)%		$873,155	$906,732	(3.7)%
Securities	122,725	103,600	18.5		113,568	107,242	5.9
Earning assets	1,089,078	1,060,645	2.7		1,069,458	1,068,264	0.1
Assets	1,160,652	1,128,517	2.8		1,139,943	1,136,916	0.3
Deposits	1,013,848	978,444	3.6		992,071	980,332	1.2
Stockholders' equity	121,020	123,341	(1.9)		121,496	125,586	(3.3)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.43%	10.93%	(50	)bp	10.66%	11.05%	(39	)bp
Average tangible equity to average tangible assets (1)	9.12	9.50	(38)		9.23	9.43	(20)
Annualized net charge-offs to average loans	1.53	1.46	7		2.22	1.96	26
Allowance for credit losses to period-end loans	1.70	1.59	11
Allowance for credit losses to nonaccrual loans	27.81	39.26	(1,145)
Allowance for credit losses to nonperforming loans (2)	18.02	21.59	(357)
Nonaccrual loans to total loans	6.11	4.05	206
Nonaccrual loans to total assets	4.44	3.21	123
Nonperforming assets to total loans+other real estate and other assets owned (3)	10.43	7.74	269

Nonperforming assets to total assets	7.66	6.16	150

(1)	See the reconciliation table on page 11 of 11.

(2)	Nonperforming loans include nonaccrual, 90 days past due and still accruing and accruing troubled debt restructurings.

(3)	Nonperforming assets include nonperforming loans and other real estate and other assets owned.

Shore Bancshares, Inc.	Page 5 of 11
Consolidated Balance Sheets
(In thousands, except per share data)

			December 31, 2011
	December 31,	December 31,	compared to
	2011	2010	December 31, 2010
ASSETS
Cash and due from banks	$22,986	$19,680	16.8%
Interest-bearing deposits with other banks	99,776	21,593	362.1
Federal funds sold	4,980	36,691	(86.4)
Investments available for sale (at fair value)	129,780	99,055	31.0
Investments held to maturity	6,480	6,727	(3.7)

Loans	841,050	895,404	(6.1)
Less: allowance for credit losses	(14,288)	(14,227)	0.4
Loans, net	826,762	881,177	(6.2)

Premises and equipment, net	14,662	14,483	1.2
Goodwill	12,454	13,678	(8.9)
Other intangible assets, net	4,208	4,840	(13.1)
Other real estate and other assets owned, net	9,385	3,702	153.5
Other assets	26,720	28,685	(6.9)

Total assets	$1,158,193	$1,130,311	2.5

LIABILITIES
Noninterest-bearing deposits	$133,801	$124,188	7.7
Interest-bearing deposits	876,118	855,328	2.4
Total deposits	1,009,919	979,516	3.1

Short-term borrowings	17,817	16,041	11.1
Accrued expenses and other liabilities	8,753	11,309	(22.6)
Long-term debt	455	932	(51.2)
Total liabilities	1,036,944	1,007,798	2.9

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	85	84	1.2
Warrant	-	1,543	(100.0)
Additional paid in capital	32,052	30,242	6.0
Retained earnings	90,801	92,458	(1.8)
Accumulated other comprehensive loss	(1,689)	(1,814)	6.9
Total stockholders' equity	121,249	122,513	(1.0)

Total liabilities and stockholders' equity	$1,158,193	$1,130,311	2.5

Period-end common shares outstanding	8,457	8,443	0.2
Book value per common share	$14.34	$14.51	(1.2)

Shore Bancshares, Inc.	Page 6 of 11
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	December 31,			December 31,
	2011	2010	% Change	2011	2010	% Change
INTEREST INCOME
Interest and fees on loans	$11,649	$12,958	(10.1)%	$47,549	$51,962	(8.5)%
Interest and dividends on investment securities:
Taxable	797	804	(0.9)	3,031	3,209	(5.5)
Tax-exempt	38	47	(19.1)	154	212	(27.4)
Interest on federal funds sold	1	13	(92.3)	25	60	(58.3)
Interest on deposits with other banks	46	7	557.1	93	18	416.7
Total interest income	12,531	13,829	(9.4)	50,852	55,461	(8.3)

INTEREST EXPENSE
Interest on deposits	2,673	2,937	(9.0)	10,995	12,681	(13.3)
Interest on short-term borrowings	15	15	-	56	83	(32.5)
Interest on long-term debt	6	11	(45.5)	37	58	(36.2)
Total interest expense	2,694	2,963	(9.1)	11,088	12,822	(13.5)

NET INTEREST INCOME	9,837	10,866	(9.5)	39,764	42,639	(6.7)
Provision for credit losses	4,035	4,392	(8.1)	19,470	21,119	(7.8)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	5,802	6,474	(10.4)	20,294	21,520	(5.7)

NONINTEREST INCOME
Service charges on deposit accounts	700	799	(12.4)	2,845	3,257	(12.6)
Trust and investment fee income	380	358	6.1	1,563	1,503	4.0
Investment securities gains	128	-	-	563	-	-
Insurance agency commissions	2,061	2,116	(2.6)	9,358	10,113	(7.5)
Other noninterest income	750	675	11.1	2,989	3,168	(5.7)
Total noninterest income	4,019	3,948	1.8	17,318	18,041	(4.0)

NONINTEREST EXPENSE
Salaries and wages	4,378	4,220	3.7	16,825	17,477	(3.7)
Employee benefits	923	893	3.4	3,840	3,829	0.3
Occupancy expense	563	562	0.2	2,312	2,328	(0.7)
Furniture and equipment expense	234	262	(10.7)	1,059	1,200	(11.8)
Data processing	660	620	6.5	2,852	2,607	9.4
Directors' fees	83	68	22.1	500	412	21.4
Goodwill and other intangible assets impairment	-	-	-	1,344	3,051	(55.9)
Amortization of intangible assets	126	129	(2.3)	512	515	(0.6)
Insurance agency commissions expense	285	339	(15.9)	1,267	1,569	(19.2)
FDIC insurance premium expense	254	445	(42.9)	1,298	1,834	(29.2)
Other noninterest expenses	1,899	1,544	23.0	7,358	6,898	6.7
Total noninterest expense	9,405	9,082	3.6	39,167	41,720	(6.1)

Income (loss) before income taxes	416	1,340	(69.0)	(1,555)	(2,159)	28.0
Income tax expense (benefit)	91	490	(81.4)	(658)	(492)	(33.7)

NET INCOME (LOSS)	$325	$850	(61.8)	$(897)	$(1,667)	46.2

Weighted average shares outstanding - basic	8,457	8,443	0.2	8,451	8,442	0.1
Weighted average shares outstanding - diluted	8,457	8,443	0.2	8,451	8,442	0.1

Basic net income (loss) per common share	$0.04	$0.10	(60.0)	$(0.11)	$(0.20)	45.0
Diluted net income (loss) per common share	0.04	0.10	(60.0)	(0.11)	(0.20)	45.0
Dividends paid per common share	0.01	0.06	(83.3)	0.09	0.24	(62.5)

Shore Bancshares, Inc.	Page 7 of 11
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2011		2010		2011		2010
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$854,302	5.42%	$903,075	5.71%	$873,155	5.46%	$906,732	5.75%
Investment securities
Taxable	118,315	2.67	98,378	3.24	109,059	2.78	101,162	3.17
Tax-exempt	4,410	5.27	5,222	5.40	4,509	5.19	6,080	5.29
Federal funds sold	8,709	0.05	34,018	0.16	23,808	0.10	39,770	0.15
Interest-bearing deposits	103,342	0.18	19,952	0.12	58,927	0.16	14,520	0.12
Total earning assets	1,089,078	4.58%	1,060,645	5.20%	1,069,458	4.78%	1,068,264	5.22%
Cash and due from banks	18,728		19,867		19,198		16,567
Other assets	68,014		62,305		67,695		65,774
Allowance for credit losses	(15,168)		(14,300)		(16,408)		(13,689)
Total assets	$1,160,652		$1,128,517		$1,139,943		$1,136,916

Interest-bearing liabilities
Demand deposits	$157,657	0.19%	$128,592	0.22%	$145,533	0.21%	$130,297	0.24%
Money market and savings deposits	273,906	1.07	258,713	0.84	265,910	1.00	258,650	0.76
Certificates of deposit $100,000 or more	241,810	1.46	256,167	1.77	245,214	1.62	256,393	2.00
Other time deposits	201,249	1.91	208,808	2.23	205,154	1.99	214,121	2.46
Interest-bearing deposits	874,622	1.21	852,280	1.37	861,811	1.28	859,461	1.48
Short-term borrowings	16,421	0.37	15,381	0.39	15,319	0.37	16,348	0.51
Long-term debt	466	4.46	932	4.46	814	4.50	1,304	4.41
Total interest-bearing liabilities	891,509	1.20%	868,593	1.35%	877,944	1.26%	877,113	1.46%
Noninterest-bearing deposits	139,226		126,164		130,260		120,871
Accrued expenses and other liabilities	8,897		10,419		10,243		13,346
Stockholders' equity	121,020		123,341		121,496		125,586
Total liabilities and stockholders' equity	$1,160,652		$1,128,517		$1,139,943		$1,136,916

Net interest spread		3.38%		3.85%		3.52%		3.76%
Net interest margin		3.60%		4.09%		3.74%		4.02%

Shore Bancshares, Inc.	Page 8 of 11
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	4th quarter	3rd quarter	2nd quarter	1st quarter	4th quarter	4Q 11		4Q 11
	2011	2011	2011	2011	2010	compared to		compared to
	(4Q 11)	(3Q 11)	(2Q 11)	(1Q 11)	(4Q 10)	3Q 11		4Q 10
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$9,889	$10,172	$10,001	$9,921	$10,932	(2.8)%		(9.5)%
Less: Taxable-equivalent adjustment	52	49	59	59	66	6.1		(21.2)
Net interest income	9,837	10,123	9,942	9,862	10,866	(2.8)		(9.5)
Provision for credit losses	4,035	3,650	5,395	6,390	4,392	10.5		(8.1)
Noninterest income	4,019	4,523	4,381	4,395	3,948	(11.1)		1.8
Noninterest expense	9,405	10,677	9,194	9,891	9,082	(11.9)		3.6
Income (loss) before income taxes	416	319	(266)	(2,024)	1,340	30.4		(69.0)
Income tax expense (benefit)	91	225	(33)	(941)	490	(59.6)		(81.4)
Net income (loss)	$325	$94	$(233)	$(1,083)	$850	245.7		(61.8)

Return on average assets	0.11%	0.03%	(0.08)%	(0.39)%	0.30%	8	bp	(19	)bp
Return on average equity	1.07	0.31	(0.77)	(3.59)	2.73	76		(166)
Return on average tangible equity (1)	1.53	4.21	(0.60)	(3.92)	3.49	(268)		(196)
Net interest margin	3.60	3.77	3.80	3.79	4.09	(17)		(49)
Efficiency ratio - GAAP	67.62	72.66	63.93	69.09	61.03	(504)		659
Efficiency ratio - Non-GAAP (1)	67.61	64.18	63.05	68.57	60.17	343		744

PER SHARE DATA
Basic net income (loss) per common share	$0.04	$0.01	$(0.03)	$(0.13)	$0.10	300.0%		(60.0)%
Diluted net income (loss) per common share	0.04	0.01	(0.03)	(0.13)	0.10	300.0		(60.0)
Dividends paid per common share	0.01	0.01	0.01	0.06	0.06	-		(83.3)
Book value per common share at period end	14.34	14.31	14.30	14.32	14.51	0.2		(1.2)
Tangible book value per common share at period end (1)	12.37	12.32	12.14	12.14	12.32	0.4		0.4
Market value at period end	5.15	4.36	6.98	9.75	10.54	18.1		(51.1)
Market range:
High	6.13	7.06	10.21	11.11	10.73	(13.2)		(42.9)
Low	4.20	3.95	6.51	9.42	9.25	6.3		(54.6)

PERIOD-END BALANCE SHEET DATA
Loans	$841,050	$862,566	$877,331	$884,715	$895,404	(2.5)%		(6.1)%
Securities	136,260	112,328	113,271	106,920	105,782	21.3		28.8
Assets	1,158,193	1,157,536	1,124,191	1,131,334	1,130,311	0.1		2.5
Deposits	1,009,919	1,011,919	973,442	986,486	979,516	(0.2)		3.1
Stockholders' equity	121,249	120,986	120,941	120,926	122,513	0.2		(1.0)

AVERAGE BALANCE SHEET DATA
Loans	$854,302	$869,221	$881,976	$887,531	$903,075	(1.7)%		(5.4)%
Securities	122,725	113,938	111,190	106,235	103,600	7.7		18.5
Earning assets	1,089,078	1,069,636	1,056,658	1,062,164	1,060,645	1.8		2.7
Assets	1,160,652	1,142,588	1,125,213	1,131,259	1,128,517	1.6		2.8
Deposits	1,013,848	994,968	976,840	982,249	978,444	1.9		3.6
Stockholders' equity	121,020	121,327	121,187	122,466	123,341	(0.3)		(1.9)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.43%	10.62%	10.77%	10.83%	10.93%	(19	)bp	(50	)bp
Average tangible equity to average tangible assets (1)	9.12	9.17	9.29	9.35	9.50	(6)		(38)
Annualized net charge-offs to average loans	1.53	2.95	2.96	1.44	1.46	(142)		7
Allowance for credit losses to period-end loans	1.70	1.57	1.86	1.97	1.59	13		11
Allowance for credit losses to nonaccrual loans	27.81	27.31	33.74	35.83	39.26	50		(1,145)
Allowance for credit losses to nonperforming loans (2)	18.02	16.31	22.68	21.16	21.59	171		(357)
Nonaccrual loans to total loans	6.11	5.75	5.53	5.51	4.05	36		206
Nonaccrual loans to total assets	4.44	4.28	4.31	4.31	3.21	16		123
Nonperforming assets to total loans+other real estate and other assets owned (3)	10.43	10.65	9.04	9.82	7.74	(22)		269
Nonperforming assets to total assets	7.66	8.02	7.12	7.72	6.16	(36)		150

(1)	See the reconciliation table on page 11 of 11.

(2)	Nonperforming loans include nonaccrual, 90 days past due and still accruing and accruing troubled debt restructurings.

(3)	Nonperforming assets include nonperforming loans and other real estate and other assets owned.

Shore Bancshares, Inc.	Page 9 of 11
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						4Q 11	4Q 11
						compared to	compared to
	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	3Q 11	4Q 10
INTEREST INCOME
Interest and fees on loans	$11,649	$12,003	$11,896	$12,001	$12,958	(2.9)%	(10.1)%
Interest and dividends on investment securities:
Taxable	797	795	782	657	804	0.3	(0.9)
Tax-exempt	38	38	40	38	47	-	(19.1)
Interest on federal funds sold	1	3	5	16	13	(66.7)	(92.3)
Interest on deposits with other banks	46	29	12	6	7	58.6	557.1
Total interest income	12,531	12,868	12,735	12,718	13,829	(2.6)	(9.4)

INTEREST EXPENSE
Interest on deposits	2,673	2,720	2,769	2,833	2,937	(1.7)	(9.0)
Interest on short-term borrowings	15	15	13	13	15	-	-
Interest on long-term debt	6	10	11	10	11	(40.0)	(45.5)
Total interest expense	2,694	2,745	2,793	2,856	2,963	(1.9)	(9.1)

NET INTEREST INCOME	9,837	10,123	9,942	9,862	10,866	(2.8)	(9.5)
Provision for credit losses	4,035	3,650	5,395	6,390	4,392	10.5	(8.1)

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	5,802	6,473	4,547	3,472	6,474	(10.4)	(10.4)

NONINTEREST INCOME
Service charges on deposit accounts	700	697	744	704	799	0.4	(12.4)
Trust and investment fee income	380	389	418	376	358	(2.3)	6.1
Investment securities gains	128	354	2	79	-	(63.8)	-
Insurance agency commissions	2,061	2,312	2,475	2,510	2,116	(10.9)	(2.6)
Other noninterest income	750	771	742	726	675	(2.7)	11.1
Total noninterest income	4,019	4,523	4,381	4,395	3,948	(11.1)	1.8

NONINTEREST EXPENSE
Salaries and wages	4,378	4,097	4,104	4,246	4,220	6.9	3.7
Employee benefits	923	878	886	1,153	893	5.1	3.4
Occupancy expense	563	585	568	596	562	(3.8)	0.2
Furniture and equipment expense	234	262	291	272	262	(10.7)	(10.7)
Data processing	660	661	680	851	620	(0.2)	6.5
Directors' fees	83	198	112	107	68	(58.1)	22.1
Goodwill and other intangible assets impairment	-	1,344	-	-	-	(100.0)	-
Amortization of intangible assets	126	129	128	129	129	(2.3)	(2.3)
Insurance agency commissions expense	285	250	357	375	339	14.0	(15.9)
FDIC insurance premium expense	254	180	404	460	445	41.1	(42.9)
Other noninterest expenses	1,899	2,093	1,664	1,702	1,544	(9.3)	23.0
Total noninterest expense	9,405	10,677	9,194	9,891	9,082	(11.9)	3.6

Income (loss) before income taxes	416	319	(266)	(2,024)	1,340	30.4	(69.0)
Income tax expense (benefit)	91	225	(33)	(941)	490	(59.6)	(81.4)

NET INCOME (LOSS)	$325	$94	$(233)	$(1,083)	$850	245.7	(61.8)

Weighted average shares outstanding - basic	8,457	8,457	8,446	8,443	8,443	-	0.2
Weighted average shares outstanding - diluted	8,457	8,457	8,446	8,443	8,443	-	0.2

Basic net income (loss) per common share	$0.04	$0.01	$(0.03)	$(0.13)	$0.10	300.0	(60.0)
Diluted net income (loss) per common share	0.04	0.01	(0.03)	(0.13)	0.10	300.0	(60.0)
Dividends paid per common share	0.01	0.01	0.01	0.06	0.06	-	(83.3)

Shore Bancshares, Inc.	Page 10 of 11
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
	4Q 11		3Q 11		2Q 11		1Q 11		4Q 10		4Q 11	4Q 11
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	compared to	compared to
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate	3Q 11	4Q 10
Earning assets
Loans	$854,302	5.42%	$869,221	5.49%	$881,976	5.43%	$887,531	5.50%	$903,075	5.71%	(1.7)%	(5.4)%
Investment securities
Taxable	118,315	2.67	109,498	2.88	106,609	2.94	101,625	2.62	98,378	3.24	8.1	20.3
Tax-exempt	4,410	5.27	4,440	5.12	4,581	5.27	4,610	5.08	5,222	5.40	(0.7)	(15.5)
Federal funds sold	8,709	0.05	15,905	0.07	24,310	0.09	46,813	0.14	34,018	0.16	(45.2)	(74.4)
Interest-bearing deposits	103,342	0.18	70,572	0.16	39,182	0.12	21,585	0.12	19,952	0.12	46.4	418.0
Total earning assets	1,089,078	4.58%	1,069,636	4.79%	1,056,658	4.86%	1,062,164	4.88%	1,060,645	5.20%	1.8	2.7
Cash and due from banks	18,728		20,414		18,327		19,316		19,867		(8.3)	(5.7)
Other assets	68,014		69,394		68,190		65,426		62,305		(2.0)	9.2
Allowance for credit losses	(15,168)		(16,856)		(17,962)		(15,647)		(14,300)		(10.0)	6.1
Total assets	$1,160,652		$1,142,588		$1,125,213		$1,131,259		$1,128,517		1.6	2.8

Interest-bearing liabilities
Demand deposits	$157,657	0.19%	$154,685	0.20%	$137,775	0.22%	$131,628	0.22%	$128,592	0.22%	1.9	22.6
Money market and savings deposits	273,906	1.07	266,871	1.03	261,869	0.97	260,841	0.93	258,713	0.84	2.6	5.9
Certificates of deposit $100,000 or more	241,810	1.46	235,362	1.63	244,805	1.67	259,179	1.70	256,167	1.77	2.7	(5.6)
Other time deposits	201,249	1.91	204,836	1.91	206,310	2.02	208,301	2.10	208,808	2.23	(1.8)	(3.6)
Interest-bearing deposits	874,622	1.21	861,754	1.25	850,759	1.31	859,949	1.34	852,280	1.37	1.5	2.6
Short-term borrowings	16,421	0.37	15,640	0.37	15,020	0.36	14,165	0.37	15,381	0.39	5.0	6.8
Long-term debt	466	4.46	932	4.46	932	4.51	932	4.56	932	4.46	(50.0)	(50.0)
Total interest-bearing liabilities	891,509	1.20%	878,326	1.24%	866,711	1.29%	875,046	1.32%	868,593	1.35%	1.5	2.6
Noninterest-bearing deposits	139,226		133,214		126,081		122,300		126,164		4.5	10.4
Accrued expenses and other liabilities	8,897		9,721		11,234		11,447		10,419		(8.5)	(14.6)
Stockholders' equity	121,020		121,327		121,187		122,466		123,341		(0.3)	(1.9)
Total liabilities and stockholders' equity	$1,160,652		$1,142,588		$1,125,213		$1,131,259		$1,128,517		1.6	2.8

Net interest spread		3.38%		3.55%		3.57%		3.56%		3.85%
Net interest margin		3.60%		3.77%		3.80%		3.79%		4.09%

Shore Bancshares, Inc.	Page 11 of 11
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	4Q 11	3Q 11	2Q 11	1Q 11	4Q 10	12/31/2011	12/31/2010

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income (loss)	$325	$94	$(233)	$(1,083)	$850	$(897)	$(1,667)
Net income (loss) - annualized (A)	$1,289	$373	$(935)	$(4,392)	$3,372	$(897)	$(1,667)

Net income (loss), excluding net amortization and impairment charges of intangible assets	$401	$1,094	$(155)	$(1,005)	$928	$335	$1,101

Net income (loss), excluding net amortization and impairment charges of intangible assets - annualized (B)	$1,591	$4,340	$(622)	$(4,076)	$3,682	$335	$1,101

Average stockholders' equity (C)	$121,020	$121,327	$121,187	$122,466	$123,341	$121,496	$125,586
Less: Average goodwill and other intangible assets	(16,732)	(18,190)	(18,334)	(18,465)	(17,877)	(17,926)	(20,337)
Average tangible equity (D)	$104,288	$103,137	$102,853	$104,001	$105,464	$103,570	$105,249

Return on average equity (GAAP) (A)/(C)	1.07%	0.31%	(0.77)%	(3.59)%	2.73%	(0.74)%	(1.33)%
Return on average tangible equity (Non-GAAP) (B)/(D)	1.53%	4.21%	(0.60)%	(3.92)%	3.49%	0.32%	1.05%

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio (Note 2):

Noninterest expense (E)	$9,405	$10,677	$9,194	$9,891	$9,082	$39,167	$41,720
Less: Amortization of intangible assets	(126)	(129)	(128)	(129)	(129)	(512)	(515)
Impairment charges	-	(1,344)	-	-	-	(1,344)	(3,051)
Adjusted noninterest expense (F)	$9,279	$9,204	$9,066	$9,762	$8,953	$37,311	$38,154

Taxable-equivalent net interest income (G)	$9,889	$10,172	$10,001	$9,921	$10,932	$39,983	$42,904

Noninterest income (H)	$4,019	$4,523	$4,381	$4,395	$3,948	$17,318	$18,041
Less: Investment securities (gains)/losses	(128)	(354)	(2)	(79)	-	(563)	-
Other nonrecurring (gains)/losses	(56)	-	-	-	-	(56)	(224)
Adjusted noninterest income (I)	$3,835	$4,169	$4,379	$4,316	$3,948	$16,699	$17,817

Efficiency ratio (GAAP) (E)/(G)+(H)	67.62%	72.66%	63.93%	69.09%	61.03%	68.35%	68.46%
Efficiency ratio (Non-GAAP) (F)/(G)+(I)	67.61%	64.18%	63.05%	68.57%	60.17%	65.83%	62.83%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (J)	$121,249	$120,986	$120,941	$120,926	$122,513
Less: Goodwill and other intangible assets	(16,662)	(16,788)	(18,261)	(18,389)	(18,518)
Tangible equity (K)	$104,587	$104,198	$102,680	$102,537	$103,995

Shares outstanding (L)	8,457	8,457	8,457	8,443	8,443

Book value per common share (GAAP) (J)/(L)	$14.34	$14.31	$14.30	$14.32	$14.51
Tangible book value per common share (Non-GAAP) (K)/(L)	$12.37	$12.32	$12.14	$12.14	$12.32

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (M)	$121,020	$121,327	$121,187	$122,466	$123,341	$121,496	$125,586
Less: Average goodwill and other intangible assets	(16,732)	(18,190)	(18,334)	(18,465)	(17,877)	(17,926)	(20,337)
Average tangible equity (N)	$104,288	$103,137	$102,853	$104,001	$105,464	$103,570	$105,249

Average assets (O)	$1,160,652	$1,142,588	$1,125,213	$1,131,259	$1,128,517	$1,139,943	$1,136,916
Less: Average goodwill and other intangible assets	(16,732)	(18,190)	(18,334)	(18,465)	(17,877)	(17,926)	(20,337)
Average tangible assets (P)	$1,143,920	$1,124,398	$1,106,879	$1,112,794	$1,110,640	$1,122,017	$1,116,579

Average equity/average assets (GAAP) (M)/(O)	10.43%	10.62%	10.77%	10.83%	10.93%	10.66%	11.05%
Average tangible equity/average tangible assets (Non-GAAP) (N)/(P)	9.12%	9.17%	9.29%	9.35%	9.50%	9.23%	9.43%

Note 1:	Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2:	Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.